EXHIBIT 99.1

As Amended May 7, 2008

BYLAWS

OF

DUCOMMUN INCORPORATED

ARTICLE I

Offices

Section 1. Registered Office. The Registered Office of Ducommun Incorporated (hereinafter called the Corporation) in the State of Delaware shall be at 2711 Centerville Road, Suite 400, in the City of Wilmington 19808, County of New Castle, and the name of the Registered Agent in charge thereof shall be Corporation Service Company.

Section 2. Principal Office. The principal office for the transaction of business of the Corporation shall be 23301 Wilmington Ave. in the City of Carson, County of Los Angeles, State of California. The Board of Directors has full power and authority to change said principal office from one location to another, whether within or outside said City, County or State, by amendment of this Section 2.

Section 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine as the business of the Corporation may require.

ARTICLE II

Stockholders

Section 1. Annual Meetings. The Annual Meeting of Stockholders shall be held at 9:00 o’clock a.m. Pacific Time on the first Wednesday of May each year, if not a legal holiday, in which case the annual meeting shall be held on the next business day following, or on such other date as shall be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be brought before the meeting. If such annual meeting is not held, or the Directors are not elected thereat, Directors may be elected at a special meeting held for that purpose, and it shall be the duty of the Chairman of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, any Vice President or the Secretary, upon the demand of any stockholder entitled to vote, to call such special meeting.

Section 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Board of Directors or by a majority of the members of the Board of Directors.

Section 3. Notice of Meetings. Except as otherwise required by law, notice of meetings of stockholders, annual or special, shall be given to stockholders entitled to vote thereat by the Secretary or an Assistant Secretary or other person charged with that duty not less than ten (10) nor more than sixty (60) days before the date of any such meeting. Such notice may be printed, typewritten, or in handwriting, and may be given to any stockholder either personally or by sending a copy of the notice through the mail, or by telegram, charges prepaid, to his address appearing on the books of the Corporation or supplied by him to the Corporation for the purpose of notice. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

Section 4. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation in the State of California or at such other place within or without the State of Delaware as the Board of Directors may from time to time designate.

Section 5. Quorum. A quorum at any meeting of the stockholders shall consist of stockholders holding a majority of the voting power of the shares of this Corporation outstanding and entitled to vote thereat, represented either in person or by proxy, except as otherwise specifically provided by law or in the Certificate of Incorporation. In the absence of a quorum, any meeting of stockholders may be adjourned from time to time by the vote of a majority of the voting stock, the holders of which are either present in person or represented by proxy thereat. The stockholders present at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

Section 6. Adjournments. When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of the original meeting, but when a meeting is adjourned for less than thirty (30) days it is not necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 7. Organization. The Chairman of the Board of Directors, or, in his absence, the President, or in the absence of the Chairman of the Board of Directors and the President, the Executive Vice President, a Senior Vice President or a Vice President shall call meetings of stockholders to order, and shall act as Chairman of such meetings. In the absence of the Chairman of the Board of Directors, the President, the Executive Vice President, any Senior Vice President and the Vice Presidents, the stockholders shall appoint a Chairman for such meeting. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders, but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as Secretary of the meeting.

Section 8. Voting.

(a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

(i) on the date fixed pursuant to ARTICLE II, Section 11 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given, or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Shares of its own stock belonging to the Corporation shall not be entitled to vote. Persons holding in a fiduciary capacity stock of the Corporation shall be entitled to vote such stock so held. A person whose stock is pledged shall be entitled to vote such stock, unless in the transfer by the pledger on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

(c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the Secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, these Bylaws or bylaw, shall be decided by the vote of majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present . The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the Chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

Section 9. Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors may appoint inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the Chairman of any such meeting may make such appointment at the meeting. The number of inspectors shall be either one or three.

Section 10. Consent of Absentees. The transactions of any meeting of stockholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the stockholders entitled to vote, not present in person or by proxy, signs a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 11. Record Date and Closing Stock Books. The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders, or for the determination of the stockholders entitled to receive any dividend or distribution or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action. When a record date is so fixed, only stockholders who are such of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date. The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of a period not more than sixty (60) days prior to the date of a stockholders’ meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 12. Conduct of Meetings. The Chairman of the Board of Directors shall have complete authority to establish rules of conduct governing all meetings of stockholders. These rules may include, but shall not be limited to, rules related to attendance, questions from the audience and similar matters. Notwithstanding the above, the nomination at any meeting of stockholders of any person to serve as a Director shall not be valid unless (i) the nomination of such person has been approved by resolution of the Board of Directors of the Corporation, or (ii) notice of the nomination of such person has been delivered to the Secretary of the Corporation not less than 120 days prior to the date of the meeting of stockholders.

Section 13. Business of Meetings. To be properly brought before the annual meeting of stockholders, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, (iii) brought before the meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, or (iv) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the nomination of any person to serve as a Director pursuant to Article II, Section 12(ii) hereof), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than one hundred thirty-five (135) days prior to the meeting; provided, however, that in the event that less than thirty-five (35) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. No business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 13. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 13, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

ARTICLE III

Board of Directors

Section 1(a). Powers. The corporate powers, business and property of this Corporation shall be exercised, conducted and controlled by a Board of Directors. In addition to the powers and authorities expressly conferred upon it by these Bylaws, the Board may exercise all such powers and do all such lawful acts and things as are not by statute or by these Bylaws directed or required to be exercised or done by the stockholders. Directors need not be stockholders.

Section 1(b). Minimum and Maximum Number. The authorized number of Directors of this Corporation shall be not less than six (6) nor more than nine (9) until changed by an amendment of this Bylaw; the exact number of Directors shall be fixed, within the limits specified in this Section 1(b), by a Bylaw or amendment thereof to be numbered as Section 1(c).

Section 1(c). Exact Number of Directors. The exact number of Directors of this Corporation is seven (7) until changed within the limits specified in Section 1(b) or this ARTICLE III by a Bylaw duly adopted amending this Section 1(c).

Section 2. Vacancies. In case of a vacancy in the Directors through death, resignation, disqualification, or other cause, the remaining Directors, though less than a quorum, by affirmative vote of a majority thereof, or the sole remaining Director, may elect a successor or successors to hold office for the unexpired portion of the term of the Director whose place shall be vacant, and until the election of his successor.

Section 3. Place of Meeting. The Directors may hold their meetings and have an office and keep the books of the Corporation in such place or places within or without the State of Delaware as the Board may from time to time determine.

Section 4(a). Regular Meetings. By resolution and notice thereof to all the Directors at the time in office, the Board of Directors may provide that regular meetings of said Board shall be held at stated intervals and at a place to be fixed in such resolution. In case such regular meetings are provided for, it shall not be necessary to give notice of any such meetings, or of the business to be transacted. A meeting of the Board of Directors may be held without notice immediately after the Annual Meeting of Stockholders.

Section 4(b). Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or the Board of Directors, the President, any two Vice Presidents, any two Directors, or by the sole remaining Director. Written notice of the time and place of special meetings shall be delivered personally to each Director or sent to each Director by mail or other form of written communication, charges prepaid, addressed at his business address or his residence address, as either may be shown upon the records of the Corporation, or if not so shown, or not readily ascertainable, at the principal office of the Corporation. In case such notice is delivered personally it shall be delivered at least twenty-four hours prior to the time of the holding of the meeting. In case such notice is sent by telegram, facsimile or e-mail, it shall be transmitted at least twenty-four hours prior to the time of the holding of the meeting. In case such notice is mailed, it shall be deposited in the United States mail at least sixty hours prior to the time of the holding of the meeting. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board of Directors shall not be required to be given to any Director who shall have waived such notice and such notice shall be deemed to have been waived by any Director who is present at such meeting.

Section 5. Quorum. A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Certificate of Incorporation.

Section 6. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action and such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of the Directors.

Section 7. Compensation of Directors. Unless otherwise provided by the Certificate of Incorporation, the Board of Directors shall have authority to fix the compensation of Directors. Directors may be paid a fixed sum for attendance at each meeting of the Board of Directors and may be paid a stated compensation for serving as Directors. Directors may also be paid their expenses, if any, for attending each meeting of the Board of Directors. No payments to Directors shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 8. Presiding Officers. At all meetings of the Board of Directors, the Chairman of the Board of Directors, or, in his absence, the President of the Corporation, or in the absence of the Chairman of the Board of Directors and the President, a Chairman chosen by the Directors present shall preside.

Section 9. Election of Officers. At the first meeting of the Board of Directors each year (at which a quorum shall be present) held next after the Annual Meeting of Stockholders, the Board of Directors shall proceed to the election of the Officers of the Corporation.

Section 10. Committees of the Board of Directors. The Board of Directors may by resolution appoint an Executive Committee and other committees. Such Executive Committee and other committees shall be composed of two or more members of this Board of Directors and shall have such powers as may be expressly delegated to them by resolution of the Board of Directors, except that no such committee shall have the power to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, to recommend to the stockholders the dissolution of the Corporation or a revocation of a dissolution, or to adopt, amend or repeal Bylaws. The Executive Committee, if there shall be one, shall have the right and authority to declare dividends. The Board of Directors shall have the authority to fix the compensation of members of the committees for attending committee meetings.

Section 11. Advisory Directors. The Board of Directors may elect one or more Advisory Directors who shall have such powers and perform such duties as the Directors shall assign to them. Advisory Directors shall, upon election, serve until the next Annual Meeting of Stockholders. Advisory Directors shall receive notice of all meetings of the Board of Directors in the same manner and at the same time as the Directors. They shall attend such meetings in an advisory capacity, but shall not cast a vote or be counted to determine a quorum. Any Advisory Director may be removed, either with or without cause, by a majority of the Directors. The Advisory Directors shall not receive any stated compensation for their services as Advisory Directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein shall be construed to preclude any Advisory Director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

ARTICLE IV

Officers

Section 1. Officers. The Officers of the Corporation shall be a President, a Secretary and a Treasurer, who shall be elected by the Directors at their first meeting after the Annual Meeting of Stockholders, and who shall hold office until their successors are elected and qualify. The Board of Directors may also elect at its discretion a Chairman of the Board, one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other Officers as the business of the Corporation may require. The Chairman of the Board, if there shall be such an officer, and the President must be members of the Board of Directors. So far as is permitted by law any two or more offices may be held by the same person.

Section 2(a). Chairman of the Board. The Chairman of the Board of Directors, if there shall be such an officer, shall preside at meetings of the stockholders and of the Board of Directors, and shall perform such other duties, in major policy areas or otherwise, consistent with his office, as may be assigned to him by the Board of Directors.

Section 2(b). Vice Chairman of the Board. The Vice Chairman of the Board of Directors, if there shall be such an officer, shall, during any period when so requested by the Chairman of the Board of Directors or during the absence of the Chairman of the Board of Directors or his inability to act, have the powers and perform the duties of the Chairman. The Vice Chairman shall perform such other duties consistent with his office as from time to time may be assigned to him by the Board of Directors.

Section 3. Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation. Subject to the control of the Board of Directors, he shall have general executive powers concerning, and active management and supervision over, the property, business and affairs of the Corporation and its several officers. He shall have the powers and shall perform the duties usually incident to the office of Chief Executive Officer and, during any period when so requested by the Chairman of the Board of Directors, or during the absence of the Chairman and the Vice Chairman of the Board of Directors or the inability of both to act, shall also have the powers and perform the duties of the Chairman of the Board of Directors. The Chief Executive Officer shall perform such other duties consistent with his office as from time to time may be assigned to him by the Board of Directors.

Section 4. President. The President shall be the chief operating officer of the Corporation. The President shall exercise general supervision over and have executive control of the operations of the Corporation’s business and shall have such powers as may be assigned to him from time to time by the Board of Directors. He shall exercise the functions of the Chief Executive Officer during the absence or disability of the Chief Executive Officer.

Section 5(a). Executive Vice President. The Executive Vice President(s), if there shall be such an officer, shall, subject to such powers as shall be assigned to him from time to time by the Board of Directors or by the President, have such managerial responsibility and authority and shall exercise such supervisory powers as shall be assigned to him from time to time by the Board of Directors or by the President. He shall exercise the functions of the President during the absence or disability of the President.

Section 5(b). Senior Vice President. The Senior Vice President(s) shall exercise general supervision over and have executive control of such departments of the Corporation’s business and shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors. The Senior Vice President, as designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President and the Executive Vice President.

Section 5(c). Vice Presidents. The Vice Presidents shall exercise general supervision over and have executive control of such departments of the Corporation’s business and shall have such powers and discharge such duties as may be assigned to each of them from time to time by the Board of Directors. The Vice Presidents in order of their rank, or if not ranked, as designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President, the Executive Vice President and the Senior Vice President.

Section 6. Secretary. The Secretary shall issue due notice to stockholders and Directors in accordance with these Bylaws and as required by law, shall record all the proceedings of the meetings of the stockholders and Directors in a book to be kept for that purpose, shall have charge of the corporate seal, shall keep or cause to be kept a share register of stockholders of the Corporation, and shall make such reports and perform such other duties as are incident to his office, or assigned to him by the Board of Directors.

Section 7. Assistant Secretary. The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the power of the Secretary.

Section 8. Treasurer. The Treasurer shall have the custody of all monies and securities of the Corporation and shall keep regular books of account. He shall disburse the funds of the Corporation in payment of the just demands against the Corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time, as may be required of him, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

Section 9. Assistant Treasurer. The Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.

Section 10. General Counsel. The General Counsel shall provide legal advice to the Corporation, render legal opinions as necessary in connection with the business of the Corporation, exercise general supervision over the legal affairs of the Corporation and perform such other duties as assigned to him by the Board of Directors.

Section 11. Duties. Except as otherwise provided in this Section, the said Officers shall have all the usual powers and shall perform all the usual duties incident to their respective offices and shall, in addition, perform such other duties as shall be assigned to them from time to time by the Board of Directors.

Section 12. Delegation of Duties. In the absence or disability of any Officer of the Corporation, the Board of Directors may, subject to the provisions of this Section, delegate his powers and duties to any other Executive Officer, or to any Director, during such absence or disability, and the person so delegated shall, for the time being, be the Officer whose powers and duties he so assumes.

Section 13. Vacancies. A vacancy in any office existing at any time may be filled by the Directors at any regular or special meeting.

Section 14. Other Officers. The Board of Directors may appoint such other Officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 15. Salaries. The salaries of all Officers of the Corporation shall be approved by the Board of Directors.

Section 16. Bonds. The Board of Directors may require any and all Officers, respectively, to give a bond for the faithful performance of their respective duties in such sum as said Board of Directors may determine, such bond to be executed by a reliable surety company, but the expense of obtaining the same shall be borne by the Corporation.

Section 17. Representation of Shares of Other Corporations. The President or any Vice President and the Secretary or any Assistant Secretary of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said Officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such Officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said Officers.

Section 18. Removal of Officers. Any Officer may be removed at any time by the affirmative vote of a majority of the Board of Directors.

ARTICLE V

Certificates of Stock

Section 1. Form and Execution of Certificate. The certificates of shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. All certificates shall be signed by the President or a Vice President, and by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer; provided, however, that if any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, the signatures of such President or Vice President and of such Secretary or Assistant Secretary or Treasurer or Assistant Treasurer may be facsimiles.

Section 2. Certificates to be Entered. All certificates shall be consecutively numbered and the names in which they are issued, the number of shares and the date of issue shall be entered in the Corporation’s books.

Section 3. Transfer of Shares. Shares shall be transferred only on the books of the Corporation by the holder thereof, in person or by his attorney, upon the surrender and cancellation of certificates for a like number of shares.

Section 4. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock, and may appoint a transfer agent or transfer agents and a registrar or registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and registrar of transfers.

ARTICLE VI

Seal

The Board of Directors shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation in words and figures showing that it was incorporated in the State of Delaware in the year 1970.

ARTICLE VII

Indemnification

Section 1. Indemnification of Directors and Officers. The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation any action by or in the right of the Corporation) by reason of the fact that he is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful. The right of indemnity provided herein shall not be exclusive, and the Corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any Director, Officer, employee or other person may provide indemnification rights which are broader or otherwise different from those set forth herein.

Section 2. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this ARTICLE.

ARTICLE VIII

Fiscal Year

The fiscal year of the Corporation shall commence on January 1, and end on December 31 of each year.

ARTICLE IX

Amendments

These Bylaws may be adopted, amended or repealed by the vote of stockholders as set forth in the Certificate of Incorporation. Subject to the right of stockholders to adopt, amend or repeal Bylaws, Bylaws may be adopted, amended or repealed by the Board of Directors.